UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 8, 2011

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 14, 2011, Lee Enterprises, Incorporated (the "Company") issued a  news release announcing that the Company expects  same property revenue for its third fiscal quarter ended June 26, 2011 will total 4.2 percent below the same period for the prior year.

Also, the Company’s news release announced that for its third fiscal quarter ended June 26, 2011, despite the increased cost of newsprint, the Company forecasts its operating expenses, excluding depreciation, amortization and unusual matters, will decrease approximately 3 percent below the same period for the prior year.

A copy of the news release is furnished  as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. The information provided in this Item 2.02 shall not be treated as filed for purposes of the Securities and Exchange Act, as amended.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2011, the Company received a letter from the New York Stock Exchange (the "Exchange") indicating that the Company has failed to comply with the Exchange’s minimum price requirement for continued listing required by Section 802.01C of the Exchange Listed Company Manual.  Section 802.01C requires that the Company maintain an average 30-trading-day minimum closing price of $1.00 per share.

The Company plans to provide the Exchange with an outline of its plans to return to compliance, beginning with steps to refinance its $1.0 billion of debt before maturity in April 2012.

Item 7.01.	Regulation FD Disclosure.

On July 14, 2011, the Company issued a news release announcing that the Company expects to record an impairment charge related to the recent decline in its stock price when it reports results on August 5, 2011.

Also, the Company’s news release announced that despite the increased cost of newsprint, it forecasts that operating expenses, excluding depreciation, amortization and unusual matters, will decrease 4-5 percent in the quarter ending September 25, 2011 below the same period for the prior year. Cash costs for the 2012 fiscal year are expected to decrease another 1-2 percent from the 2011 level.

A copy of the news release is furnished  as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. The information provided in this Item 7.01 shall not be treated as filed for purposes of the Securities and Exchange Act, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	News Release of Lee Enterprises, Incorporated dated July 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: July 15, 2011	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of Lee Enterprises, Incorporated dated July 14, 2011

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